Business combinations	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinations
On March 28, 2022, the Company acquired NetFortris Corporation. The Company paid an aggregate purchase price of $64,820, net of a net working capital adjustment of $(8,942), and comprised of $50,418 cash consideration, 1,494,536 common shares at a fair value of $16,801. The Company issued 1,494,536 common shares including 327,241 shares representing a holdback for indemnification purposes on closing of the acquisition. The Company estimates that a further payment of $6,543 will be paid as part of an earn out that is up to $11,500 if certain operating targets are met. The Company incurred estimated transaction costs in the amount of $2,939 which were expensed in the fiscal year ended June 30, 2022. The acquisition has been accounted for using the acquisition method under IFRS 3, Business Combinations.

The following table summarizes the fair value of consideration paid on the acquisition date and the allocation of the purchase price to the assets and liabilities acquired.

Consideration	$
Cash consideration on closing	43,868
Net working capital adjustment	(8,942)
Cash held in escrow for working capital	350
Cash held in escrow for telecom taxes	3,400
Cash held in escrow for indemnification	2,800
Additional consideration for earn out	6,543
Common shares issued on closing	13,122
Common shares reserved in escrow for indemnification	3,679
64,820

Purchase price allocation	$
Cash	1,706
Trade receivables	1,822
Inventories	416
Property and equipment	4,172
Right-of-use assets	3,277
Other current assets	796
Other non-current assets	370
Deferred income tax asset	11,091
Accounts payable and accrued liabilities	(9,442)
Sales tax payable	(5,506)
Contract liabilities	(1,666)
Lease obligations on right-of-use assets	(3,277)
Other non-current liabilities	(235)
Intangible assets	29,000
Goodwill	32,296
64,820